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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6352

Voya Series Fund, Inc. (formerly ING Series Fund, Inc.)
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
(Name and address of agent for service)

Registrant’s telephone number, including area code:	1-800-992-0180

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2013 to October 31, 2014

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

October 31, 2014

Classes A, C, I, R, and W

Global Fund-of-Funds

■     Voya Global Target Payment Fund

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Leaving safe harbor

Dear Shareholder,

At the end of October, the Federal Open Market Committee (“FOMC”) announced that it was ending quantitative easing (“QE”), its monthly purchases of mortgage-backed and U.S. Treasury securities. Since 2009, the Federal Reserve has made these purchases to prop up the mortgage market, to keep long-term interest rates low, and to stimulate economic growth. As expected, the FOMC decided QE had been successful enough that it was no longer needed. Even before the announcement, investors saw the end in sight and had been acting on their vision, with near-term implications for the financial markets.

Besides stimulating the economy and supporting the housing market, low interest rates have reduced the returns available from many financial assets, creating greater demand for riskier assets among investors seeking higher yields. However, investors anticipating the end of QE have reevaluated the tradeoff between risk and return, resulting in greater volatility of asset prices. What’s more, falling oil prices have added uncertainty to the global economic outlook and further intensified market volatility.

Volatility presents both challenges and opportunities. On the one hand, it can lead to stress as investors see returns go up and down; on the other, it can make certain types of assets much more attractive, and can lead to valuations that are based on long-term economic merits rather than temporary, policy-induced preferences. The point is not to get too caught up in the moment; remember that your investing goals are long term and so too should be your investment strategy. If you are concerned about volatility and its potential impact on your portfolio, talk to your financial advisor before you do anything else.

On May 1, 2014, ING U.S. Investment Management changed its name to Voya Investment Management. Our new name reminds us that a secure financial future is about more than just reaching a destination — it’s about positive experiences along the way. It’s also about continuity; there will be no changes in terms of investment processes or the services we provide to you, our clients. As part of the transition to our new name, we are building upon our commitment to be a reliable partner committed to reliable investing.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

Executive Vice President

Voya Family of Funds

December 18, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended October 31, 2014

In the first half of the fiscal year, global equities, represented by the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, advanced 6.14%. The Index saw turmoil late in the second half before ending the fiscal year with a gain of 12.19%. (The Index returned 8.67% for the one year ended October 31, 2014, measured in U.S. dollars.)

Global equities ended 2013 at a record high, with investor sentiment having reconciled itself to the tapering of the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases.

There was still plenty to worry about however, and by February 3, 2014, the Index slumped almost exactly 5%. A cold and snowy winter in the U.S. was depressing hiring and other key statistics like durable goods orders and home sales. Yet it took only 18 days to erase the loss, despite new political turmoil that flared in Eastern Europe as Russia annexed Crimea.

With the improvement in the season came a pick-up in U.S. data. Employment reports started to look much better and the October bulletin marked the fifth month in six during which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled healthy expansion. While the housing market was cooling, prices continued to rise on an annual basis. Consumer confidence touched seven-year high levels. Growth in gross domestic product (“GDP”) was -2.1% (annualized) in the first quarter but bounced back to 4.6% in the second.

Yet concerns remained about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by the lowest labor force participation rate since 1978. Wage growth was sluggish at about 2% annually. Quantitative easing was about to end in October.

Outside of the U.S., growth in China was decelerating, which also weighed on global commodity supplying countries. Japan’s GDP fell 7.1% (annualized) in the second quarter after a rise in the consumption tax rate. But it was the euro zone that was the most problematic. Growth ground to a halt in the second quarter. Unemployment seemed stuck at 11.5%, while deflation was perilously close. Markets became increasingly skeptical that the European Central Bank (“ECB”) could attempt U.S., UK and Japan-style quantitative easing: there was no political consensus and Germany was unequivocally opposed.

The Index actually reached a new peak on September 19, but by October 16 fell 8.2%, roiled by a 4% monthly fall in German industrial production. As in February, the rebound was even faster: the Index recovered the 8.2% in the next two weeks, boosted when the ECB started to buy euro zone covered bonds, a pale shadow of quantitative easing, but a program which might evolve into it. Reasonably good corporate earnings in the U.S. and even Europe also supported equities as did the news on October 30 that U.S. GDP had grown 3.5% annualized in the third quarter. On the last day of the fiscal year sentiment received a final lift when the Bank of Japan substantially raised its quantitative easing target and Japan’s $1 trillion Government Pension Investment Fund (“GPIF”) announced an increased allocation to global equities.

In U.S. fixed income markets, short-term Treasury yields increased while long-term Treasury yields fell over the fiscal year.

The Barclays U.S. Treasury Bond Index as a whole returned 2.78% for the period. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds added 4.14%. Interestingly the Barclays U.S. Corporate Investment Grade Bond sub-index gained 6.29% and outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which returned 5.82% after a sharp loss in September. This may have reflected growing disillusionment with the risk/reward profile of high yield bonds, in the face of possibly improving returns on better quality issues.

U.S. equities, represented by the S&P 500® Index including dividends, soared 17.27% in the fiscal year, to an all-time high reached on October 31. Technology was the top performing sector, returning 29.71%; the worst was energy which only managed a gain of 4.30% as oil prices slumped in the face of increasing supply and faltering demand. Record operating earnings per share for S&P 500® companies in the second and probably third quarters of 2014 were supported by low interest rates, slow wage growth and a high level of share buy-backs.

In currencies, the dollar gained against other major currencies over the twelve months. The dollar jumped 8.46% against the euro, on the U.S.’s much better growth and interest rate increase prospects. The dollar edged up just 0.28% on the pound, which slipped from a multi-year high as the chances of an early interest rate increase receded, but surged 14.19% against the yen, on the prospect of further monetary easing in Japan and a partial re-allocation into non-yen securities for the GPIF.

In international markets, the MSCI Japan® Index returned 13.47% for the fiscal year, boosted by the GPIF’s anticipated shift into Japanese equities, and despite the perception that the effect of the government’s ever-intensifying monetary stimulus measures was fading. The MSCI Europe ex UK® Index added 6.54%. The poor economic data referred to above and the lingering conflict in Ukraine depressed markets, which however, were spasmodically supported by the possibility of quantitative easing. Roughly half of the gain came from the strong health care sector. Despite considerably better economic results and prospects, the MSCI UK® Index was much weaker, rising only 0.55%. UK stock indices are not particularly representative of the UK economy: the largest 15 names account for half of the index and include global banks, energy and materials companies. As a group they returned just -0.02%.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
Dow Jones Moderate Portfolio Index — Global Series	An unmanaged index that represents a multi-asset portfolio consisting of three Composite Major Asset Classes (“CMACs”): global equities, bonds, and cash. Each CMAC represents a basket of Dow Jones portfolio indexes. For the Dow Jones Global Moderate Index, the CMACs are allocated in proportions, allowing the portfolio to maintain the overall risk level equal to 60% of the downside risk of the equity CMAC. The Dow Jones Global Moderate Index is rebalanced on a monthly basis.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

3

Voya Global Target Payment Fund	Portfolio Managers’ Report

Voya Global Target Payment Fund’s (“Global Target Payment” or the “Fund”) primary investment objective is to meet its managed payment policy* (“MPP”) while seeking to preserve investors’ capital over the long term. The Fund’s secondary investment objective is to seek the potential for long-term capital appreciation. The Fund invests in a combination of other Voya mutual funds in accordance with target allocations. The Fund may also invest in other unaffiliated investment companies (collectively, with Voya mutual funds, referred to as the “Underlying Funds”). The Fund is managed by Paul Zemsky, CFA, Frank van Etten, and Derek Sasveld, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.

Risks specific to MPP: The Fund’s MPP is designed to make consistent payments once per month throughout each calendar year, excluding any additional distributions required to comply with applicable law. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular calendar year generally will increase or decrease each January based on the Fund’s performance over the previous three years. Accordingly, the dollar amount of the Fund’s monthly cash payments could go up or down substantially from one year to the next and over time depending on, among other things, the performance of the financial markets in which the Fund invests, the allocation of Fund assets to Underlying Funds representing different asset classes and investments, the performance of the Fund’s other investment strategies, and the amount and timing of prior payments by the Fund. It is also possible for your payments from the Fund to go down from one year to the next and over time, depending on the timing of your investments in the Fund. The Fund may, under its MPP, return capital to a shareholder which will decrease shareholder’s cost basis in the Fund and will affect the amount of any capital gain or loss that a shareholder realizes when selling or exchanging Fund shares. Any redemptions you make from your Fund account will proportionately reduce the amount of future cash payments you will receive from the Fund.

Performance: For the year ended October 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.07% compared to the S&P Target Risk Growth Index, which returned 8.80% and the Fund’s strategic allocation benchmark, the GTP Composite Index, which returned 6.61% for the year. During the year, the Fund achieved its primary investment objective: to meet its MPP by delivering level monthly payments of $0.045 per share for Class A shares, which includes a total of $0.10 per share for Class A shares of return of capital for the year ended October 31, 2014.

Portfolio Specifics: For the period, the Fund achieved its primary investment objective — to meet its MPP by delivering level monthly payments. The Fund underperformed the Index due to the Fund’s relative underweighting of U.S. equities, which outperformed international equities for the period. The Fund attempts to outperform the GTP Composite Index through tactical asset allocation, i.e., deviating from the GTP Composite Index weightings over the short and medium term. Tactical asset allocation slightly detracted from performance relative to the GTP Composite Index during the period.

After remaining overweight to U.S. large cap equities for the majority of the period, the Fund changed position and initiated an underweight at the end of September, allocating the proceeds to U.S. core fixed income. This was a defensive trade, driven by economic regions outside the United States failing to meet growth expectations. At the time of the sale, valuations of U.S. large cap equities were higher than other equity asset classes, making them the preferred asset class to trim as we sought to reduce the Fund’s absolute risk. In mid-October the Fund further reduced its exposure to U.S. large cap equities and allocated the proceeds to cash. This was a short-term trade to reduce downside risk during what appeared at the time to be a technical sell-off. Towards the end of October the Fund reversed its underweight to U.S. large cap stocks, ending the period with a slight overweight. Market uncertainty appeared to wane as the European Central Bank clarified its intentions to provide policy support for the euro zone, third quarter profits and revenues of U.S. companies appeared to be supportive of U.S. equity valuations and fears of an Ebola epidemic subsided. The Fund remained underweight to emerging market (“EM”) equities throughout the period; a stance we believe is justified by the failure of EM corporate profit margins to keep pace with economic expansion of the countries in which they operate. Over the twelve-month period, U.S. equities outperformed EM equities.

Within the fixed income sleeve, the Fund remained overweight to high yield bonds, funded by an underweight to core U.S. fixed income. This positioning helped to shorten Fund duration, or interest-rate, exposure. For the period, high yield bonds outperformed core U.S. fixed income. In July, we further shortened duration by trimming the Fund’s high yield bond overweight, allocating the proceeds to senior bank loans. This was a valuation trade: we decided to take profits from the Fund’s high yield position, which we initiated in July 2013 when high yield bond spreads were considerably higher than they were in July 2014.

The Fund also attempts to outperform through the selection of managers to run the Underlying Funds, which represent the various asset classes within the GTP Composite Index. Manager selection added to performance relative to the GTP Composite Index for the period, prior to the deduction of fees and expenses. The Underlying Funds with the largest outperformance relative to their respective asset class benchmarks were Voya International Core Fund, Voya Global Bond Fund and Voya Intermediate Bond Fund. The largest underperformers were Voya MidCap Opportunities Fund, Voya Large Cap Value Fund and Voya Multi-Manager Emerging Markets Equity Fund.

Target Allocations as of October 31, 2014 (percent of net assets)
Large Cap	24%
Mid Cap	7%
Small Cap	2%
International Equity	20%
Emerging Markets	3%
Real Estate	4%
Alternatives	0%
Fixed Income	40%
Portfolio holdings are subject to change daily.

The Fund generates premiums and seeks gains by writing (selling) call options tied to various equity indices, including the S&P 500® Index, S&P 400 Index and MSCI EAFE® Index. Due to slightly elevated equity market volatility, the Fund’s option portfolio added to performance relative to the GTP Composite Index during the period.

Current Strategy and Outlook: The Fund will seek to continue making level monthly payments for the Fund’s Class A of $0.045 per share for the remainder of 2014. September volatility in the currency markets proved to be a precursor of what came in October for the equity markets, which saw the typical seasonal spike in volatility. We believe weaker European growth seems to be one of the main factors driving concerns about slowing global growth. Despite global growth concerns, economic data in the United States remain largely in line with or above expectations. Gross domestic product growth for the second quarter was revised up to an annual rate of 4.6% from 4.2%, bringing our full-year 2014 growth estimate to 2.2% from 2.1%. Meanwhile, our 2015 growth forecast of 3.3% is unchanged. Thus, we remain constructive on U.S. equities. Our view of the U.S. Federal Reserve Board (the “Fed”) policy has not changed. We continue to believe that policy in the U.S. will remain accommodative for equities, with the Fed being cautious in its eventual rate increase in late 2015. We remain neutral toward emerging market equities. While flows toward the region have been strong of late, we will wait for signs of improved corporate profitability before taking a longer-term positive view. Within fixed income, we continue to prefer high yield bonds and senior bank loans over core fixed income, as a way to mitigate the impact of rising interest rates. Our stance on duration is defensive.

*	Please see the Fund’s “Additional Information” section regarding the MPP on page 37.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

Portfolio Managers’ Report	Voya Global Target Payment Fund

Average Annual Total Returns for the Periods Ended October 31, 2014
	1 Year	5 Year	Since Inception of Classes A, I, and W July 1, 2008	Since Inception of Class C August 29, 2008	Since Inception of Class R August 5, 2011
Including Sales Charge:
Class A(1)	0.01%	7.10%	3.76%	—	—
Class C(2)	4.21%	7.58%	—	4.41%	—
Class I	6.25%	8.65%	5.00%	—	—
Class R	5.82%	—	—	—	8.04%
Class W	6.26%	8.64%	4.97%	—	—
Excluding Sales Charge:
Class A	6.07%	8.39%	4.73%	—	—
Class C	5.21%	7.58%	—	4.41%	—
Class I	6.25%	8.65%	5.00%	—	—
Class R	5.82%	—	—	—	8.04%
Class W	6.26%	8.64%	4.97%	—	—
S&P Target Risk Growth Index	8.80%	10.33%	6.21%	6.57%	11.30%
Dow Jones Moderate Portfolio Index — Global Series	6.82%	9.80%	6.74%	7.02%	9.87%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Target Payment Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class C deferred sales charge of 1% for the 1 Year return.

On November 30, 2013, the Fund changed its primary benchmark from the Dow Jones Moderate Portfolio Index — Global Series to the S&P Target Risk Growth Index because the S&P Target Risk Growth Index is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.

5

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio*	Expenses Paid During the Period Ended October 31, 2014**	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio*	Expenses Paid During the Period Ended October 31, 2014**
Class A	$1,000.00	$1,020.10	0.56%	$2.85	$1,000.00	$1,022.38	0.56%	$2.85
Class C	1,000.00	1,016.80	1.31	6.66	1,000.00	1,018.60	1.31	6.67
Class I	1,000.00	1,021.50	0.31	1.58	1,000.00	1,023.64	0.31	1.58
Class R	1,000.00	1,018.80	0.81	4.12	1,000.00	1,021.12	0.81	4.13
Class W	1,000.00	1,020.40	0.31	1.58	1,000.00	1,023.64	0.31	1.58

*	The annualized expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

Voya Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Voya Global Target Payment Fund, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. The financial statement and financial highlights are the responsibility of management. Our responsibility is to express an opinion on the financial statement and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Global Target Payment Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 22, 2014

7

Statement of Assets and Liabilities as of October 31, 2014

ASSETS:
Investments in securities at fair value*	$33,490,896
Investments in affiliated underlying funds at fair value**	291,034,098
Short-term investments at fair value***	13,162,995
Total investments at fair value	$337,687,989
Receivables:
Investment securities sold	840,837
Fund shares sold	4,736,585
Dividends	9,112
Prepaid expenses	37,921
Reimbursement due from manager	5,812
Other assets	1,163
Total assets	343,319,419
LIABILITIES:
Income distribution payable	79,926
Payable for investments in affiliated underlying funds purchased	1,882,437
Payable for investment securities purchased	10,408,755
Payable for fund shares redeemed	1,068,589
Payable for investment management fees	25,797
Payable for administrative fees	26,776
Payable for distribution and shareholder service fees	115,821
Payable for directors fees	1,225
Payable to directors under the deferred compensation plan (Note 6)	1,163
Other accrued expenses and liabilities	3,960
Written options, at fair value^	1,526,726
Total liabilities	15,141,175
NET ASSETS	$328,178,244
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$319,331,193
Distributions in excess of net investment income	(212,708)
Accumulated net realized loss	(1,716,544)
Net unrealized appreciation	10,776,303
NET ASSETS	$328,178,244

* Cost of investments in securities	$33,525,183
** Cost of investments in affiliated underlying funds	$279,537,619
*** Cost of short-term investments	$13,162,995
^ Premiums received on written options	$840,837

See Accompanying Notes to Financial Statements

8

STATEMENT OF ASSETS AND LIABILITIES as of October 31, 2014 (Continued)

Class A
Net assets	$114,196,571
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	12,851,468
Net asset value and redemption price per share†	$8.89
Maximum offering price per share (5.75%)(1)	$9.43
Class C
Net assets	$113,861,761
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	12,392,313
Net asset value and redemption price per share†	$9.19
Class I
Net assets	$76,730,076
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	8,651,602
Net asset value and redemption price per share	$8.87
Class R
Net assets	$5,056
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	569
Net asset value and redemption price per share	$8.88
Class W
Net assets	$23,384,780
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	2,641,536
Net asset value and redemption price per share	$8.85

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of$50,000 or more, the offering price is reduced.

†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

9

Statement Of Operations For the Year ended October 31, 2014

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$4,052,359
Dividends	773,702
Total investment income	4,826,061
EXPENSES:
Investment management fees	235,705
Distribution and shareholder service fees:
Class A	231,995
Class C	750,978
Class R	19
Transfer agent fees:
Class A	29,435
Class C	23,842
Class I	12,161
Class R	1
Class W	5,416
Administrative service fees	228,025
Shareholder reporting expense	75,464
Registration fees	96,320
Professional fees	49,451
Custody and accounting expense	16,093
Directors fees	3,176
Miscellaneous expense	10,595
Interest expense	124
Total expenses	1,768,800
Net waived and reimbursed fees	(77,453)
Net expenses	1,691,347
Net investment income	3,134,714
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	861,531
Capital gain distributions from affiliated underlying funds	2,112,645
Sale of affiliated underlying funds	2,284,909
Futures	(520,222)
Written options	907,256
Net realized gain	5,646,119
Net change in unrealized appreciation (depreciation) on:
Investments	(387,098)
Affiliated underlying funds	3,424,126
Futures	43,988
Written options	(779,102)
Net change in unrealized appreciation (depreciation)	2,301,914
Net realized and unrealized gain	7,948,033
Increase in net assets resulting from operations	$11,082,747

See Accompanying Notes to Financial Statements

10

Statements of Changes in Net Assets

	Year Ended October 31, 2014	Year Ended October 31, 2013
FROM OPERATIONS:
Net investment income	$3,134,714	$2,436,298
Net realized gain	5,646,119	1,530,864
Net change in unrealized appreciation	2,301,914	7,596,550
Increase in net assets resulting from operations	11,082,747	11,563,712
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,951,315)	(1,909,753)
Class C	(1,284,444)	(826,455)
Class I	(1,218,440)	(252,383)
Class R	(70)	(95)
Class W	(396,514)	(452,820)
Net realized gains:
Class A	(2,796,215)	(564,429)
Class C	(2,164,845)	(232,364)
Class I	(1,284,696)	(60,132)
Class R	(125)	(33)
Class W	(521,194)	(104,784)
Return of capital:
Class A	(950,833)	(1,011,787)
Class C	(700,651)	(519,253)
Class I	(380,276)	(123,823)
Class R	(48)	(60)
Class W	(185,428)	(222,662)
Total distributions	(13,835,094)	(6,280,833)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	248,578,373	65,054,859
Reinvestment of distributions	13,181,831	5,551,207
	261,760,204	70,606,066
Cost of shares redeemed	(63,689,700)	(29,652,213)
Net increase in net assets resulting from capital share transactions	198,070,504	40,953,853
Net increase in net assets	195,318,157	46,236,732
NET ASSETS:
Beginning of year or period	132,860,087	86,623,355
End of year or period	$328,178,244	$132,860,087
Undistributed (distributions in excess of) net investment income at end of year or period	$(212,708)	$68,137

See Accompanying Notes to Financial Statements

11

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss) (2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
10-31-14	8.90	0.14	•	0.38	0.52	0.16	0.27	0.10	0.53	—	8.89	6.07	0.60	0.56	0.56	1.60	114,197	22
10-31-13	8.45	0.21		0.78	0.99	0.29	0.09	0.16	0.54	—	8.90	12.05	0.66	0.53	0.53	2.62	68,100	71
10-31-12	8.30	0.17		0.52	0.69	0.23	0.20	0.11	0.54	—	8.45	8.58	0.70	0.51	0.51	2.01	50,693	75
10-31-11	8.79	0.16		(0.11)	0.05	0.26	—	0.28	0.54	—	8.30	0.40	0.73	0.48	0.48	1.75	52,393	77
10-31-10	8.12	0.20	•	1.01	1.21	0.50	—	0.04	0.54	—	8.79	15.47	0.81	0.45	0.45	2.41	39,483	30
Class C
10-31-14	9.21	0.07	•	0.40	0.47	0.12	0.27	0.10	0.49	—	9.19	5.21	1.35	1.31	1.31	0.78	113,862	22
10-31-13	8.75	0.15	•	0.81	0.96	0.25	0.09	0.16	0.50	—	9.21	11.15	1.41	1.28	1.28	1.68	38,468	71
10-31-12	8.59	0.11		0.54	0.65	0.18	0.20	0.11	0.49	—	8.75	7.81	1.45	1.26	1.26	1.28	21,912	75
10-31-11	9.09	0.08	•	(0.09)	(0.01)	0.21	—	0.28	0.49	—	8.59	(0.28)	1.48	1.23	1.23	0.91	16,784	77
10-31-10	8.38	0.09	•	1.09	1.18	0.43	—	0.04	0.47	—	9.09	14.61	1.56	1.20	1.20	1.07	6,582	30
Class I
10-31-14	8.89	0.15	•	0.39	0.54	0.19	0.27	0.10	0.56	—	8.87	6.25	0.34	0.31	0.31	1.72	76,730	22
10-31-13	8.44	0.24	•	0.78	1.02	0.32	0.09	0.16	0.57	—	8.89	12.38	0.39	0.28	0.28	2.78	12,573	71
10-31-12	8.30	0.20		0.51	0.71	0.26	0.20	0.11	0.57	—	8.44	8.76	0.43	0.24	0.24	2.39	5,213	75
10-31-11	8.78	0.18		(0.10)	0.08	0.28	—	0.28	0.56	—	8.30	0.79	0.46	0.21	0.21	2.03	5,464	77
10-31-10	8.12	0.15	•	1.07	1.22	0.52	—	0.04	0.56	—	8.78	15.66	0.56	0.20	0.20	1.79	3,870	30
Class R
10-31-14	8.89	0.12		0.38	0.50	0.14	0.27	0.10	0.51	—	8.88	5.82	0.85	0.81	0.81	1.34	5	22
10-31-13	8.45	0.21	•	0.76	0.97	0.28	0.09	0.16	0.53	—	8.89	11.75	0.91	0.78	0.78	2.39	3	71
10-31-12	8.30	0.15		0.52	0.67	0.21	0.20	0.11	0.52	—	8.45	8.30	0.95	0.76	0.76	1.84	3	75
08-05-11(5) -
10-31-11	8.41	0.03	•	(0.01)	0.02	0.07	—	0.06	0.13	—	8.30	0.30	0.98	0.73	0.73	1.46	3	77
Class W
10-31-14	8.87	0.16		0.38	0.54	0.19	0.27	0.10	0.56	—	8.85	6.26	0.35	0.31	0.31	1.87	23,385	22
10-31-13	8.43	0.24	•	0.77	1.01	0.32	0.09	0.16	0.57	—	8.87	12.27	0.41	0.28	0.28	2.73	13,716	71
10-31-12	8.28	0.19		0.53	0.72	0.26	0.20	0.11	0.57	—	8.43	8.91	0.45	0.26	0.26	2.30	8,802	75
10-31-11	8.77	0.16	•	(0.09)	0.07	0.28	—	0.28	0.56	—	8.28	0.67	0.48	0.23	0.23	1.89	6,701	77
10-31-10	8.11	0.21	•	1.01	1.22	0.52	—	0.04	0.56	—	8.77	15.69	0.56	0.20	0.20	2.52	2,197	30

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Ratios do not include expenses of the Underlying Funds.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014

NOTE 1 — ORGANIZATION

Voya Series Fund, Inc. (“VSF” or the “Company”) was incorporated under the laws of the state of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of eight separate active investment series. This report is for Voya Global Target Payment Fund (“Global Target Payment” or the “Fund”), which is a diversified series of the Company.

The Fund offers the following classes of shares: Class A, Class C, Class I, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the average daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The valuations of the Fund’s investments in Underlying Funds are based on the net asset values (“NAV”) of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments held in Underlying Funds maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from independent pricing services. Investments in equity securities held by Underlying Funds and traded on a national securities exchange are valued at the official closing price or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent pricing services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the NAV. Direct investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Fund’s Board of Directors (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its next NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case.

13

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to

14

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments.

For the year ended October 31, 2014 there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Capital gain dividends from Underlying Funds are recorded as capital gain distributions from affiliated Underlying Funds.

C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are declared and paid monthly by the Fund with payments adjusted once a year each January. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

The Fund’s MPP is designed to make level payments once per month throughout each calendar year. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular year generally will increase or decrease each January based on the Fund’s performance over the previous three years. Please see the “Additional Information” section for information regarding the Fund’s MPP.

D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

15

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the U.S. dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the year ended October 31, 2014.

The Fund has credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its

16

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of October 31, 2014, the total value of written OTC call options subject to Master Agreements in a net liability position was $1,526,726. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its open written OTC call options at year end.

G. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The Fund may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended October 31, 2014, the Fund has written options on equity indices in an attempt to generate income from option premiums as a means of enhancing payments to shareholders and reducing volatility. Because the performance of the indices underlying each call option are expected to correlate closely with the performance of one or more of the affiliated Underlying Funds, during the term of each call option the Fund will be effectively giving up all or a portion of the benefits it would otherwise realize from a potential increase in the value of such affiliated underlying funds. Thus, the Fund’s option strategy may limit the Fund’s ability to benefit from appreciation of the affiliated underlying funds. At the same time, the premium received in connection with the sale of call options may partially offset potential declines in value of the affiliated underlying funds during periods of declining markets. Please refer to Note 8 for the volume of written option activity during the year ended October 31, 2014.

H. Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts, if any, are reported on a table following the Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2014, the Fund purchased and sold futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate

17

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended October 31, 2014, the Fund had an average notional value on futures contracts purchased and sold of $3,512,005 and $3,526,013, respectively. There were no open futures contracts at October 31, 2014.

I. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of investments for the year ended October 31, 2014 were $236,692,710 and $50,249,066, respectively.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensates the Investment Adviser with an advisory fee equal to 0.08% of the Fund’s average daily net assets invested in affiliated Underlying Funds and 0.30% of the Fund’s average daily net assets invested in unaffiliated Underlying Funds or other direct investments.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

The Administrator provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers.

For its services, the Administrator is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except Class I and Class W) has a plan pursuant to Rule 12b-1 under the 1940 Act and/or a Shareholder Services Plan (the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, Class A, Class C and Class R pay the Distributor a Distribution and/or Shareholder Service Fee based on average daily net assets at the rates of 0.25%, 1.00% and 0.50%, respectively.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2014, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges:	$296,056	$—
Contingent Deferred Sales Charges:	$—	$4,017

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2014, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. that owned more than 5% of the Fund.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. When the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors, as

18

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the Statement of Assets and Liabilities. Deferral of directors’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

Class A(1)	Class C(1)	Class I(1)	Class R(1)	Class W(1)
1.30%	2.05%	1.05%	1.55%	1.05%

(1)	These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of October 31, 2014, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

October 31,
2015	2016	2017	Total
$161,190	$115,066	$71,001	$347,257

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of October 31, 2014, are as follows:

	October 31,
	2015	2016	2017	Total
Class A	$—	$10,432	$3,225	$13,657
Class C	—	4,881	2,632	7,513
Class W	—	2,102	595	2,697

The Expense Limitation Agreement is contractual through at least March 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Fund’s Board.

NOTE 8 — WRITTEN OPTIONS

Transactions in written OTC call options on equity indices for the period ended October 31, 2014 were as follows:

	Number of Contracts	Premiums Received
Balance at 10/31/13	182,790	$325,961
Options Written	3,896,971	6,851,154
Options Expired	(2,412,404)	(2,554,021)
Options Exercised	—	—
Options Terminated in Closing Purchase Transactions	(1,205,091)	(3,782,257)
Balance at 10/31/14	462,266	$840,837

NOTE 9 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 23, 2014, the fund to which the Credit Agreement is available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

19

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 9 — LINE OF CREDIT (continued)

During the year ended October 31, 2014, the Fund utilized the line of credit as follows:

Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
2	$586,000	1.08%

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
10/31/2014	7,686,451	—	578,909	(3,062,618)	5,202,742	69,005,783	—	5,192,203	(27,469,314)	46,728,672
10/31/2013	3,672,522	—	337,005	(2,357,340)	1,652,187	32,102,266	—	2,934,727	(20,640,949)	14,396,044
Class C
10/31/2014	9,098,947	—	432,708	(1,316,487)	8,215,168	84,507,834	—	4,013,224	(12,186,374)	76,334,684
10/31/2013	2,082,922	—	156,461	(567,685)	1,671,698	18,896,306	—	1,409,735	(5,109,737)	15,196,304
Class I
10/31/2014	9,253,603	—	321,903	(2,338,409)	7,237,097	83,100,265	—	2,880,511	(20,779,268)	65,201,508
10/31/2013	898,314	—	49,875	(151,035)	797,154	7,906,605	—	434,049	(1,321,610)	7,019,044
Class R
10/31/2014	208	—	5	—	213	1,869	—	46	—	1,915
10/31/2013	—	—	—	—	—	—	—	—	—	—
Class W
10/31/2014	1,338,442	—	122,655	(365,252)	1,095,845	11,962,622	—	1,095,847	(3,254,744)	9,803,725
10/31/2013	707,593	—	89,025	(295,095)	501,523	6,149,682	—	772,696	(2,579,917)	4,342,461

NOTE 11 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and their corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

The Fund is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser or Sub-Adviser. There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Foreign Investments/Developing and Emerging Markets Risk. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Fund and certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund and certain Underlying Funds. Foreign investments may also subject the Fund or Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Fund or Underlying Funds’ investments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key

20

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of October 31, 2014(1):

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
$(496,184)	$1,435,224	$(939,040)

(1)	Amounts are as of the Fund’s tax year ended December 31, 2013.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders as of the Fund’s tax year-end of December 31, 2013 was as follows:

Ordinary Income	Long-term Capital Gain	Return of Capital
$2,984,960	$1,435,081	$2,424,377

The Fund estimates that the tax composition of dividends and distributions to shareholders from January 1, 2014 to October 31, 2014 is $10,668,679 ordinary income and $1,670,145 return of capital.

The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the calendar year, and will be reported to shareholders at that time.

The tax-basis components of distributable earnings as of the Fund’s tax year ended December 31, 2013 were:

Unrealized Appreciation/ (Depreciation)
$8,018,093

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of October 31, 2014, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 13 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and is required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and Sub-Adviser(s) provide services to the Fund. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Fund, as applicable, in connection with the IPO. In addition, in 2013, shareholders of the Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons

21

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 13 — RESTRUCTURING PLAN (continued)

acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014 in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Investment Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund will not be asked to vote again on these new agreements with the Investment Adviser and affiliated sub-adviser.

NOTE 14 — SUBSEQUENT EVENTS

Dividends: Subsequent to October 31, 2014, the Fund declared dividends of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0450	December 1, 2014	November 26, 2014
Class C	$0.0410	December 1, 2014	November 26, 2014
Class I	$0.0470	December 1, 2014	November 26, 2014
Class R	$0.0430	December 1, 2014	November 26, 2014
Class W	$0.0470	December 1, 2014	November 26, 2014

Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the monthly distribution payments made by the Fund may constitute a return of capital.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

22

PORTFOLIO OF INVESTMENTS
Voya Global Target Payment Fund	as of October 31, 2014

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 10.2%
69,200		iShares iBoxx High Yield Corporate Bond Fund	$6,403,076	2.0
166,200		iShares MSCI EAFE Index Fund	10,628,490	3.2
48,400		iShares S&P 500 Index Fund	9,824,716	3.0
32,900		SPDR Trust Series 1	6,634,614	2.0
		Total Exchange-Traded Funds (Cost $33,525,183)	33,490,896	10.2
MUTUAL FUNDS: 88.7%
		Affiliated Investment Companies: 88.7%
1,599,817		Voya Floating Rate Fund-Class I	16,142,155	4.9
2,079,943	@	Voya Global Bond Fund-Class R6	22,380,183	6.8
661,478		Voya Global Real Estate Fund- Class R6	13,507,384	4.1
4,289,383		Voya High Yield Bond Fund-Class I	35,601,880	10.9
4,663,664		Voya Intermediate Bond Fund- Class R6	46,963,093	14.3
1,258,870		Voya International Core Fund- Class I	13,847,566	4.2
2,000,751		Voya Large Cap Growth Fund- Class R6	29,511,084	9.0
2,329,745		Voya Large Cap Value Fund- Class R6	32,709,622	10.0
421,452	@	Voya MidCap Opportunities Fund- Class R6	11,425,562	3.5
848,080		Voya Multi-Manager Emerging Markets Equity Fund- Class I	9,846,212	3.0
2,107,298		Voya Multi-Manager International Equity Fund-Class I	24,592,164	7.5
347,478		Voya Multi-Manager International Small Cap Fund- Class I	16,296,739	5.0
768,249		Voya Multi-Manager Mid Cap Value Fund- Class I	11,500,686	3.5
361,323	@	Voya Small Company Fund- Class R6	6,709,768	2.0
		Total Mutual Funds (Cost $279,537,619)	291,034,098	88.7
		Total Long-Term Investments (Cost $313,062,802)	324,524,994	98.9
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.0%
	Mutual Funds: 4.0%
13,162,995	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $13,162,995)	$13,162,995	4.0
	Total Short-Term Investments (Cost $13,162,995)	13,162,995	4.0
	Total Investments in Securities (Cost $326,225,797)	$337,687,989	102.9
	Liabilities in Excess of Other Assets	(9,509,745)	(2.9)
	Net Assets	$328,178,244	100.0

††	Rate shown is the 7-day yield as of October 31, 2014.

@	Non-income producing security

Cost for federal income tax purposes is $325,944,420.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$13,347,124
Gross Unrealized Depreciation	(1,603,555)
Net Unrealized Appreciation	$11,743,569

See Accompanying Notes to Financial Statements

23

PORTFOLIO OF INVESTMENTS
Voya Global Target Payment Fund	as of October 31, 2014 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$33,490,896	$—	$—	$33,490,896
Mutual Funds	291,034,098	—	—	291,034,098
Short-Term Investments	13,162,995	—	—	13,162,995
Total Investments, at fair value	$337,687,989	$—	$—	$337,687,989
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(1,526,726)	$—	$(1,526,726)
Total Liabilities	$—	$(1,526,726)	$—	$(1,526,726)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended October 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 10/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 10/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Core Equity Research Fund- Class R6	$6,535,570	$—	$(6,228,230)	$(307,340)	$—	$—	$323,166	$—
Voya Floating Rate Fund - Class I	3,947,946	12,354,627	(5,156)	(155,262)	16,142,155	310,407	—	—
Voya Global Bond Fund - Class R6	9,157,757	13,711,499	(628,962)	139,889	22,380,183	—	—	—
Voya Global Real Estate Fund- Class I	5,219,922	4,913,917	(10,017,489)	(116,350)	—	160,938	1,885	—
Voya Global Real Estate Fund- Class R6	—	12,534,818	(21,159)	993,725	13,507,384	71,638	—	—
Voya High Yield Bond Fund- Class I	14,498,021	21,475,350	—	(371,491)	35,601,880	1,398,285	—	—
Voya Intermediate Bond Fund- Class R6	19,214,252	36,627,181	(9,391,147)	512,807	46,963,093	1,109,873	270,960	—
Voya International Core Fund- Class I	8,496,275	8,602,612	(2,774,509)	(476,812)	13,847,566	141,871	261,749	15,433
Voya Large Cap Growth Fund- Class R6	9,808,019	19,762,056	(2,411,549)	2,352,558	29,511,084	44,981	824,425	230,093
Voya Large Cap Value Fund- Class R6	11,098,815	22,772,839	(2,585,963)	1,423,931	32,709,622	481,362	550,238	359,658
Voya MidCap Opportunities Fund- Class R6	4,586,282	6,648,381	(45,996)	236,895	11,425,562	—	8,792	420,760
Voya Multi-Manager Emerging Markets Equity Fund- Class I	3,894,042	6,025,188	(84,614)	11,596	9,846,212	49,774	6,789	—
Voya Multi-Manager International Equity Fund- Class I	9,781,341	15,363,584	(28,475)	(524,286)	24,592,164	116,918	4,732	10,820
Voya Multi-Manager International Small Cap Fund- Class I	6,531,718	10,362,978	(31,776)	(566,181)	16,296,739	139,513	15,002	—
Voya Multi-Manager Mid Cap Value Fund- Class I	4,600,129	6,775,158	(47,921)	173,320	11,500,686	26,799	8,794	828,105
Voya Small Company Fund- Class R6	2,607,070	4,025,817	(20,246)	97,127	6,709,768	—	8,377	247,776
	$119,977,159	$201,956,005	$(34,323,192)	$3,424,126	$291,034,098	$4,052,359	$2,284,909	$2,112,645

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

24

PORTFOLIO OF INVESTMENTS
Voya Global Target Payment Fund	as of October 31, 2014 (continued)

Voya Global Target Payment Fund Written OTC Options on October 31, 2014:

Number of Contracts	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options on Indices
403,374	Citigroup, Inc.	Call on iShares® MSCI EAFE Index Fund	62.820USD	11/24/14	$354,767	$(652,616)
13,516	UBS AG	Call on S&P 500® Index	1,985.050USD	11/24/14	330,008	(600,738)
45,376	Goldman Sachs & Co.	Call on SPDR® S&P® MidCap 400 ETF	254.760USD	11/24/14	156,062	(273,372)
			Total Written OTC Options		$840,837	$(1,526,726)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$1,526,726
Total Liability Derivatives		$1,526,726

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Written options	Futures	Total
Equity contracts	$907,256	$(520,222)	$387,034
Total	$907,256	$(520,222)	$387,034

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Written options	Futures	Total
Equity contracts	$(779,102)	$43,988	$(735,114)
Total	$(779,102)	$43,988	$(735,114)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2014:

	Citigroup, Inc.	Goldman Sachs & Co.	UBS AG	Totals
Liabilities:
Written options	$652,616	$273,372	$600,738	$1,526,726
Total Liabilities	$652,616	$273,372	$600,738	$1,526,726
Net OTC derivative instruments by counterparty, at fair value	$(652,616)	$(273,372)	$(600,738)	(1,526,726)
Total collateral pledged by Fund/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$(652,616)	$(273,372)	$(600,738)	$(1,526,726)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

25

TAX INFORMATION (Unaudited)

Final character of distributions will be determined after Fund’s tax year-end of December 31, 2014. Character of distributions paid during the year ended October 31, 2014 was estimated as follows:

Fund Name	Type	Per Share Amount
Voya Global Target Payment Fund
Class A	NII	$0.1640
Class C	NII	$0.1160
Class I	NII	$0.1880
Class R	NII	$0.1420
Fund Name	Type	Per Share Amount
Voya Global Target Payment Fund (continued)
Class W	NII	$0.1880
All Classes	STCG	$0.1940
All Classes	LTCG	$0.0790
All Classes	ROC	$0.1030

NII - Net investment income

LTCG - Long-term capital gain

ROC - Return of capital

For the Fund’s tax year ended December 31, 2013, 40.60% of ordinary income dividends paid by the Fund (including creditable foreign taxes paid) are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Fund designated the following amounts as foreign taxes paid for the tax year ended December 31, 2013:

Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$47,057	$0.0026	12.30%

*	None of the Fund’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

A portion of the monthly distribution payments made by the Fund may constitute a return of capital. Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of the year-to-date distributions through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the Fund’s tax year end of December 31, the Fund may re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

26

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s)- During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Director	May 2013 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	158	DSM/Dentaquest, Boston, MA (February 2014 - Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson Director	January 2014 -Present May 2013 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	158	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	May 2013 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	158	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Funds (35 funds) (December 2009 - Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	June 1998 - Present	Retired. Professor of Economics and Finance, Middle Tennessee State University (August 1991 - July 2014); Dr. DePrince continues to hold a position with the university under a post-retirement contract until December 31, 2014.	158	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013 - Present	Retired.	158	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013 - Present	Retired.	158	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	December 2007 - Present	Retired.	158	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	May 2013 - Present	Retired.	158	Assured Guaranty Ltd. (April 2004 - Present).

27

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s)- During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	158	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	May 2013 - Present	Consultant (May 2001 - Present).	158	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	158	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

Director who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	December 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).	158	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 - Present); andVoya Investment Trust Co. (April 2009 - Present).

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of the Funds (as defined below, “Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Voya family of funds is as of November 30, 2014.

(3)	Mr. Mathews is deemed to be an “Interested Person” of the Company as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc., or any of Voya Financial, Inc.’s affiliates.

28

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	April 2002 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	March 2002 - Present May 2013 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012 - Present	Senior Vice President, Voya Investments, LLC (February 2012- Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Funds Services, LLC (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	December 2003 - Present	Senior Vice President, Voya Investments, LLC (October 2003 - Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	September 2012 - Present	Senior Vice President - Head of Fund Compliance, Voya Funds Services, LLC (June 2012 - Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 - Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2004 - Present	Vice President, Voya Funds Services, LLC (September 2004 - Present).

29

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2003 - Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 - Present); Director of Compliance, Voya Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 - April 2010).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2014 - Present	Vice President, Voya Funds Services, LLC (April 2014 - Present); and Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014)

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	March 2002 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012 - Present	Vice President, Voya Funds Services, LLC (July 2007 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2006 - Present	Vice President - Platform Product Management & Project Management, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Investment Management - Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	September 2003 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1) The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

30

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Directors (the “Board”) of Voya Series Fund, Inc. (the “Company”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts of Voya Global Target Payment Fund (the “Fund”), a series of the Company, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Directors”), must annually review and approve the Fund’s existing investment advisory and sub-advisory contracts. Thus, at a meeting held on September 12, 2014, the Board, including a majority of the Independent Directors, considered whether to renew and approve the amended and restated investment advisory contract (the “Advisory Contract”) between Voya Investments, LLC (“Adviser”) and the Fund as well as the amended and restated sub-advisory contract (“Sub-Advisory Contract”) between the Adviser and Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”).

The Independent Directors also held separate meetings on August 14 and September 10, 2014, to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its September 12, 2014 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s advisory and sub-advisory relationships separately.

Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to information furnished at the request of the Independent Directors that was most relevant to its considerations, discussed below are some of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending September 30, 2015. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board followed a structured process (the “Contract Review Process”) pursuant to which it requested and considered relevant information when it decided whether to approve and renew the Advisory Contracts and Sub-Advisory Contracts. Among other actions, the Independent Directors previously retained an independent consultant with experience in the mutual fund industry to assist them in working with personnel employed by the Adviser or its affiliates who administer the Fund (“Management”) to: identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information was provided to the Board; and determine the process for the Board’s review of such information.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Fund is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance was below a Fund’s relevant benchmark, and/or a selected peer group of investment companies (“Selected Peer Group”), and/or Lipper Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to which they request certain information that they deem

31

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provided certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”). The Independent Directors periodically have retained, including most recently in 2014, an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee has routinely employed an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Fund for certain comparison purposes during the renewal process.

Set forth below is a discussion of many of the Board’s primary considerations and conclusions in connection with its decision to approve the Fund’s Advisory and Sub-Advisory Contracts through September 30, 2015.

Nature, Extent and Quality of Service

The Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Directors and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Directors prior to the September 12, 2014 Board meeting included, among other information, the following items for the Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, information regarding the Fund’s investment portfolio, objective and strategies, and information regarding net asset flows into and out of the Fund; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to the Fund to a series of questions posed by K&L Gates on behalf of the Independent Directors; (5) copies of the forms-of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser (or the parent company of certain unaffiliated sub-advisers); (8) a draft narrative summary addressing key factors the Board customarily considers in evaluating the Advisory and Sub-Advisory contracts for the Voya funds (including the Fund’s) Advisory Contract and Sub-Advisory Contract; (9) independent analyses of Fund performance by the Company’s Chief Investment Risk Officer; (10) a report by the Company’s Chief Compliance Officer (“CCO”); and (11) other information relevant to the Board’s evaluations.

The Board was advised that pursuant to an agreement with the European Commission, ING Groep, N.V. is required to divest Voya Financial, Inc. (formerly known as ING U.S. Inc.) (“Voya Financial”), its U.S.-based insurance, retirement services and investment management operations, which includes the Adviser and Sub-Adviser, into an independent, stand-alone company by the end of 2016 (such divestment, the “Separation Plan”). Voya Financial is a minority owned subsidiary of ING Groep and a parent company of the Adviser and Voya-affiliated Sub-Adviser. The Board further noted that the Separation Plan may result in the Adviser’s and Sub-Adviser’s loss of access to the services and resources of their current ultimate parent company, which could adversely affect its businesses and profitability. The Board was advised that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control.

The Board was advised that Voya Financial had conducted an initial public offering of Voya Financial common stock in May 2013 and ING Groep had divested additional shares through two other public offerings since May 2013, reducing its ownership interest in Voya Financial below 50%. The Board was advised that none of these public offerings was deemed to be a change of control. The Board recognized that if any future public offering is deemed to be a change of control, the investment advisory and sub-advisory agreements for each Voya fund would terminate and trigger a need for new agreements, which would require the approval of the Board and, potentially, shareholders of the fund. The Board also was advised that there can be no assurance that the Separation Plan will be carried out completely. The Board considered the potential effects of the Separation Plan on the Fund, the Adviser and Voya-affiliated Sub-Adviser, including the Adviser’s and Voya-affiliated Sub-Adviser’s ability during and after the separation to perform the same level of service to the Fund as the Adviser and Voya-affiliated Sub-Adviser currently provides. The Board was advised that neither the Adviser nor the Voya-affiliated Sub-Adviser currently anticipated that the Separation Plan would have a material adverse impact on the Fund or its operations and administration.

32

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board was advised that, in connection with the Separation Plan, Voya Financial underwent a rebranding effort (the “Rebranding”) whereby Voya Financial and several of its affiliates effected name changes. The Voya funds’ names, as well as the Adviser’s and the Voya-affiliated Sub-Adviser’s names, were also changed in connection with the Rebranding. The Rebranding resulted in amended and restated forms-of advisory and sub-advisory contracts being presented to and approved by the Board at its September 12, 2014 meeting. The Board was advised that the Advisory and Sub-Advisory Contracts have the same terms as the current advisory and sub-advisory contracts, except for the effective date and certain immaterial changes made to certain provisions related to the Rebranding.

For the Fund, a specific class of shares was used for purposes of certain comparisons between the Fund and its Selected Peer Group. The specified class of the Fund was chosen based on the 15(c) Methodology Guide and was compared to an analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Fund’s Selected Peer Group were selected based upon criteria designed to represent the fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, and developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Fund and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the funds that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to the Fund and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board was advised of the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Fund on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds. The Board considered that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of the Fund to a Selected Peer Group and/or to the Fund’s Morningstar category median, Lipper category median and/or primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Fund and alerts the IRCs to potential issues as they arise. The Board considered that MR&S also prepares Fund Dispersion Reports that seek to monitor any dispersion between funds managed by non-Voya-affiliated sub-advisers and their similarly managed retail counterparts and assists the Board in carrying out its general oversight duties. The Board also was advised that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Adviser and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Fund also benefits from the services of the Adviser’s Investment Risk Management

33

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Fund and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Fund. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board considered that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Fund’s performance.

In considering the Fund’s Advisory Contract, the Board also considered the extent of benefits provided to the Fund’s shareholders, beyond advisory services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s on-going efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Company’s CCO and/or the Adviser’s CCO evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the Company’s CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the Company’s CCO in consultation with the Board’s

Compliance Committee that guide the Company’s CCO’s compliance oversight function.

The Board requested and, as applicable, considered information regarding the level of staffing, quality and experience of the Fund’s portfolio management team, the respective resources and reputations of the Adviser and Sub-Adviser, and the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel, the adequacy of the resources committed to the Fund (and other relevant funds in the Voya funds) by the Adviser and Sub-Adviser, whether those resources are commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs, and the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Fund’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance information provided in the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for the Fund included its investment performance compared to the Fund’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2014.

The Board also considered at its September 12, 2014 meeting certain additional data regarding performance and Fund asset levels for various additional periods ending after March 31, 2014. The Board’s findings specific to the Fund’s performance are discussed under “Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as the Fund grows larger and the extent to which any such

34

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate when the Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Directors also considered prior periodic management reports, industry information on this topic, fee rates at projected levels of growth versus peers and the Fund’s investment performance.

Information Regarding Services to Other Clients

The Board requested and, as applicable, considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to the Fund, the Board considered any underlying rationale provided by the Adviser or, in certain circumstances, the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Fund and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Fund, as compared to non-registered investment company clients; market differences in fee rates that existed when the Fund first was organized; differences in the original sponsors of the Fund that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Fund to the Adviser and to the Adviser’s affiliated company that serves as the administrator to the Fund. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual advisory fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Fund, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one year, and not to terminate such agreement in future years without prior approval of the Board.

The Board requested information regarding and, as applicable, considered: (1) the fee rate structure of the Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Fund. For the Fund, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For the Fund, the Board considered information on revenues, costs and profits realized by the Adviser and the Voya-Affiliated Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating the Fund both with and without the profitability of the distributor of the Fund and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a Fund-by-Fund basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market

35

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and the Sub-Adviser primarily on the factors described for the Fund below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding the Fund. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in Sub-Adviser or portfolio managers; and strategy modifications.

Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its September 12, 2014 meeting in relation to approving the Fund’s Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. The Fund’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Fund’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Global Target Payment Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the one-year, three-year, and five-year periods, and the third quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Fund indirectly bears the fees payable by the underlying funds in which the Fund invests.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

36

ADDITIONAL INFORMATION (Unaudited)

MANAGED PAYMENT POLICY

The Fund’s Managed Payment Policy is designed to provide investors with regular cash flows from their investment. The policy provides for 12 level monthly payments throughout each calendar year. This payment policy enables investors to target the total dollar amount of the monthly payments they receive from their holdings in the Fund each year by purchasing the number of shares that will translate into their target monthly payment amount.

For the calendar year 2014, the Fund is making a level monthly payment of $0.045 per share for Class A shares, $0.041 per share for Class C shares, $0.047 per share for Class I and Class W shares, and $0.043 per share for Class R shares. The level monthly payment amount for calendar year 2014 is the product of: (i) the annual payment rate (“Annual Payment Rate”) of 6.25% for Class A shares, 5.50% for Class C shares, 6.50% for each of Class I and Class W shares and 6.00% for Class R shares, respectively, divided by 12; and (ii) the trailing average account value (“Trailing Average Account Value”). Therefore, investors holding 10,000 shares would generate a monthly payment of $450 from their holdings in Class A shares, $410 from their holdings in Class C shares, $470 from their holdings in Class I or Class W shares, and $430 from holdings in Class R shares of the Fund during 2014.

The required investment to generate a given amount of payment will vary from year to year depending on monthly level payment determined for that year. In order to provide investors with greater predictability of their monthly payment streams, the Fund’s Managed Payment Policy seeks to deliver stable monthly payments per share over time by basing the annual reset on: (i) an Annual Payment Rate determined by the Fund’s Sub-Adviser; and (ii) the Fund’s performance over the previous three years.

Each January the Sub-Adviser will determine and announce a new level monthly payment per share for the calendar year based on: (i) the Annual Payment Rate, for the Fund’s shares; and (ii) the Trailing Average Account Value, which will vary for the Fund’s shares.

While the Fund’s level monthly payment amount per share will not change within a calendar year, it may increase or decrease from one year to the next because it is based on the Annual Payment Rate and the Trailing Average Account Value, one or both of which may change from year to year.

Please note that the Fund’s Managed Payment Policy is not designed to generate, and is not expected to result in, payments that equal a fixed percentage of the Fund’s current NAV per share or a fixed percentage of a shareholder’s current account value. Instead, Fund shareholders are expected to receive a monthly payment that is equal to the monthly payment per share (as determined under the Managed Payment Policy) times the number of shares they own on the record date.

MONTHLY PAYMENTS & ADDITIONAL DISTRIBUTIONS

In each calendar year, the Fund’s 12 scheduled level payments per share are made monthly, on the last business day of each month. Shareholders can choose to receive their 12 scheduled monthly payments in cash or to automatically reinvest their payments in additional Fund shares. Because the level monthly payment per share will be fixed during a calendar year, investors will receive 12 fixed monthly payments during the calendar year, unless the number of Fund shares they hold changes because of purchases, redemptions, or reinvestment of payments. If the investor elects to reinvest the monthly payments in additional Fund shares, this will increase the number of Fund shares owned by the investor and will therefore proportionally increase the total dollar amount of the monthly payment.

The Fund generally expects to distribute to shareholders substantially all of its net income, as well as substantially all of its net capital gains. In addition to these regular monthly payments, an additional distribution may be made in December and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. As these additional income or capital gains distributions (“Special Distributions”) are not factored into the Fund’s managed payment objectives, each Special Distribution will be automatically reinvested in additional Fund shares unless a shareholder elects to receive the Special Distributions in cash. These additional shares can be redeemed under the same terms and conditions as any other shares of the Fund. The shares received with respect to a Special Distribution are included in the calculation of the Trailing Average Account Value used in resetting the level payment amount each January and redemption of such shares, or election to receive the Special Distributions in cash, will decrease the aggregate monthly payments received in the future. Both level monthly payments and Special Distributions (which are reinvested and received by you as additional shares in the Fund) will normally be taxable as either ordinary income or long-term capital gain.

RETURN OF CAPITAL

Pursuant to the Fund’s Managed Payment Policy, a portion of each monthly payment that the Fund makes may be treated as a return of capital. Each month, the Fund will provide disclosures with payments made that estimate the percentages of the year- to-date payments through the preceding month that represent net investment income,

37

ADDITIONAL INFORMATION (Unaudited) (continued)

other income or capital gains, and return of capital, if any. At the end of the year, the Fund may be required, under applicable law, to re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any, for purposes of tax reporting to shareholders. The portion of the Fund’s payments, if any, that represent a return of capital as determined at the end of the year, will have the effect of reducing your cost basis in the Fund’s shares and are generally not taxable until your cost basis has been reduced to zero. Such basis adjustment may increase the amount of capital gain, if any, or decrease the amount of capital loss, if any, that you will realize when selling the shares.

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Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC	KPMG LLP
7337 East Doubletree Ranch Road, Suite 100	Two Financial Center
Scottsdale, Arizona 85258	60 South Street
Boston, Massachusetts 02111
Administrator
Voya Funds Services, LLC	Custodian
7337 East Doubletree Ranch Road, Suite 100	The Bank of New York Mellon
Scottsdale, Arizona 85258	One Wall Street
New York, New York 10286
Distributor
Voya Investments Distributor, LLC	Legal Counsel
7337 East Doubletree Ranch Road, Suite 100	Goodwin Procter LLP
Scottsdale, Arizona 85258	Exchange Place
53 State Street
Transfer Agent	Boston, Massachusetts 02109
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your Investment Professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com	AR-AGTPALL (1014-121914)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley, Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley, Ms. Baldwin, Mr. Drotch, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $23,000 for year ended October 31, 2014 and $23,000 for year ended October 31, 2013.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,525 for the year ended October 31, 2014 and $2,400 for the year ended October 31, 2013.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $9,602 in the year ended October 31, 2014 and $8,670 in the year ended October 31, 2013. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: None

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

1

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.           Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

2

II.          Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.         Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.          Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

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outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.           Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.         Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.        Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII.      Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.         Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. In addition to receiving pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services for Voya entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the Voya funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

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Last Approved: May 22, 2014

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Appendix A
Pre-Approved Audit Services for the Pre-Approval Period October 1, 2013through December 31, 2014

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period October 1, 2013through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services
Dated:        October 1, 2013 to December 31, 2014

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS LOCAL BOND FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL STRATEGIC INCOME FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA RISK MANAGED NATURAL RESOURCES

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA SHORT DURATION HIGH INCOME FUND

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

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(e) (2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(f)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended October 31, 2014 and October 31, 2013; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2014	2013

Voya Series Fund, Inc.	$12,127	$11,070

Voya Investments, LLC (1)	$135,850	$729,757

(g)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

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Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX- 99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: January 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: January 8, 2015

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: January 8, 2015

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